UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2009

BIOSTAR PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-147363 (Commission File Number)	20-5101287 (IRS Employer Identification No.)

No. 588 Shiji Avenue, Xiangyang City, Shaanxi Province, The People’s Republic of China (Address of principal executive offices)	712046 (Zip Code)

Registrant’s telephone number, including area code: 86-029-33686638
Copies to:
Benjamin Tan, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On July 15, 2009, Biostar Pharmaceuticals, Inc. issued a press release annexed hereto as Exhibit 99.1 hereto.

The information in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits
99.1 Press Release, July 15, 2009, issued by Biostar Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSTAR PHARMACEUTICALS, INC.

Date: July 16, 2009	By:	/s/ Ronghua Wang
Ronghua Wang
Chief Executive Officer